EXHIBIT NO. 99.(h) 7

Attachment 1 to Exhibit D

Fund	Fee Type
MFS Absolute Return Fund	Flat fee + asset based fee
MFS California Municipal Fund	Flat fee + asset based fee
MFS Intermediate High Income Fund	Flat fee + asset based fee
MFS InterMarket Income Trust I	Flat fee + asset based fee
MFS Commodity Strategy Fund	Flat fee + asset based fee
MFS High Yield Municipal Trust	Flat fee + asset based fee
MFS High Income Municipal Trust	Flat fee + asset based fee
MFS Investment Grade Municipal Trust	Flat fee + asset based fee
MFS Diversified Income Fund	Flat fee + asset based fee
MFS Global Alternative Strategy Fund	Flat fee + asset based fee
MFS Value Fund	Flat fee + asset based fee
MFS Emerging Markets Debt Fund	Flat fee + asset based fee
MFS Emerging Markets Debt Local Currency Fund	Flat fee + asset based fee
MFS Equity Income Fund	Flat fee + asset based fee
MFS Emerging Markets Equity Fund	Flat fee + asset based fee
MFS International Growth Fund	Flat fee + asset based fee
MFS International Value Fund	Flat fee + asset based fee
MFS Global Bond Fund	Flat fee + asset based fee
MFS Global Leaders Fund	Flat fee + asset based fee
MFS Global Multi-Asset Fund	Flat fee + asset based fee
MFS Global New Discovery Fund	Flat fee + asset based fee
MFS Global Real Estate Fund	Flat fee + asset based fee
MFS Global High Yield Fund	Flat fee + asset based fee
MFS Inflation-Adjusted Bond Fund	Flat fee + asset based fee
MFS Institutional International Equity Fund	Flat fee + asset based fee
MFS Institutional Large Cap Value Fund	Flat fee + asset based fee
MFS Global Equity Fund	Flat fee + asset based fee
MFS Municipal Income Fund	Flat fee + asset based fee
MFS U.S. Government Cash Reserve Fund	Flat fee + asset based fee
MFS Low Volatility Global Equity Fund	Flat fee + asset based fee
MFS Low Volatility Equity Fund	Flat fee + asset based fee
MFS Alabama Municipal Bond Fund	Flat fee + asset based fee
MFS Arkansas Municipal Bond Fund	Flat fee + asset based fee
MFS California Municipal Bond Fund	Flat fee + asset based fee
MFS U.S. Government Money Market Fund	Flat fee + asset based fee
MFS Charter Income Trust	Flat fee + asset based fee
MFS Mid Cap Value Fund	Flat fee + asset based fee
MFS Growth Fund	Flat fee + asset based fee
MFS Bond Fund	Flat fee + asset based fee
MFS Government Securities Fund	Flat fee + asset based fee
MFS Managed Wealth Fund	Flat fee + asset based fee
MFS High Income Fund	Flat fee + asset based fee
MFS Municipal Income Trust	Flat fee + asset based fee
MFS Strategic Income Fund	Flat fee + asset based fee

MFS Research Fund	Flat fee + asset based fee
MFS Special Value Trust	Flat fee + asset based fee
MFS Georgia Municipal Bond Fund	Flat fee + asset based fee
MFS Government Markets Income Trust	Flat fee + asset based fee
Massachusetts Investors Growth Stock Fund	Flat fee + asset based fee
MFS Intermediate Income Trust	Flat fee + asset based fee
MFS International New Discovery Fund	Flat fee + asset based fee
Massachusetts Investors Trust	Flat fee + asset based fee
MFS Massachusetts Municipal Bond Fund	Flat fee + asset based fee
MFS Maryland Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal High Income Fund	Flat fee + asset based fee
MFS Mississippi Municipal Bond Fund	Flat fee + asset based fee
MFS Multimarket Income Trust	Flat fee + asset based fee
MFS Utilities Fund	Flat fee + asset based fee
MFS North Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS New York Municipal Bond Fund	Flat fee + asset based fee
MFS Pennsylvania Municipal Bond Fund	Flat fee + asset based fee
MFS Limited Maturity Fund	Flat fee + asset based fee
MFS South Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Equity Opportunities Fund	Flat fee + asset based fee
MFS Municipal Limited Maturity Fund	Flat fee + asset based fee
MFS Tennessee Municipal Bond Fund	Flat fee + asset based fee
MFS Total Return Fund	Flat fee + asset based fee
MFS Virginia Municipal Bond Fund	Flat fee + asset based fee
MFS Global Total Return Fund	Flat fee + asset based fee
MFS West Virginia Municipal Bond Fund	Flat fee + asset based fee
MFS New Discovery Fund	Flat fee + asset based fee
MFS New Discovery Value Fund	Flat fee + asset based fee
MFS Mid Cap Growth Fund	Flat fee + asset based fee
MFS Total Return Bond Fund	Flat fee + asset based fee
MFS Core Equity Fund	Flat fee + asset based fee
MFS Research International Fund	Flat fee + asset based fee
MFS Technology Fund	Flat fee + asset based fee
MFS Blended Research Core Equity Fund	Flat fee + asset based fee
MFS VIT - MFS Growth Series	Flat fee + asset based fee
MFS VIT - MFS Research Bond Series	Flat fee + asset based fee
MFS VIT - MFS Research Series	Flat fee + asset based fee
VIT - MFS Global Equity Series	Flat fee + asset based fee
MFS VIT - MFS Investors Trust Series	Flat fee + asset based fee
MFS VIT - MFS Value Series	Flat fee + asset based fee
MFS VIT - MFS Mid Cap Growth Series	Flat fee + asset based fee
MFS VIT - MFS New Discovery Series	Flat fee + asset based fee
MFS VIT - MFS Total Return Series	Flat fee + asset based fee
MFS VIT - MFS Utilities Series	Flat fee + asset based fee
MFS VIT III - MFS New Discovery Value Portfolio	Flat fee + asset based fee
MFS VIT III - MFS Mid Cap Value Portfolio	Flat fee + asset based fee
MFS VIT III - MFS Global Real Estate Portfolio	Flat fee + asset based fee
MFS VIT III - MFS Limited Maturity Portfolio	Flat fee + asset based fee
MFS VIT III - MFS Inflation-Adjusted Bond Portfolio	Flat fee + asset based fee

MFS VIT III - MFS Blended Research Small Cap Equity Portfolio	Flat fee + asset based fee
MFS Global Growth Fund	Flat fee + asset based fee
MFS VIT II - MFS Bond Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Blended Research Core Equity Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Emerging Markets Equity Portfolio	Flat fee + asset based fee
MFS VIT II - MFS International Value Portfolio	Flat fee + asset based fee
MFS VIT II - MFS International Growth Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Government Securities Portfolio	Flat fee + asset based fee
MFS VIT II - MFS High Yield Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Massachusetts Investors Growth Stock Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Money Market Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Global Research Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Core Equity Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Research International Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Strategic Income Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Technology Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Global Growth Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Global Governments Portfolio	Flat fee + asset based fee
MFS VIT II - MFS Global Tactical Allocation Portfolio	Flat fee + asset based fee

MFS Aggressive Growth Allocation Fund	Flat fee only
MFS Conservative Allocation Fund	Flat fee only
MFS Growth Allocation Fund	Flat fee only
MFS Moderate Allocation Fund	Flat fee only
MFS International Diversification Fund	Flat fee only
MFS Lifetime Income Fund	Flat fee only
MFS Lifetime 2020 Fund	Flat fee only
MFS Lifetime 2030 Fund	Flat fee only
MFS Lifetime 2040 Fund	Flat fee only
MFS Lifetime 2050 Fund	Flat fee only
MFS Lifetime 2015 Fund	Flat fee only
MFS Lifetime 2025 Fund	Flat fee only
MFS Lifetime 2035 Fund	Flat fee only
MFS Lifetime 2045 Fund	Flat fee only
MFS Lifetime 2055 Fund	Flat fee only
MFS VIT III - MFS Conservative Allocation Portfolio	Flat fee only
MFS VIT III - MFS Growth Allocation Portfolio	Flat fee only
MFS VIT III - MFS Moderate Allocation Portfolio	Flat fee only
MFS High Yield Pooled Portfolio	Flat fee only
MFS Institutional Money Market Portfolio	Flat fee only